Commitments	12 Months Ended
Dec. 31, 2023
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Commitments

Note 20. Commitments

Accounting policy

The commitment amounts are associated with contracts that are enforceable and legally binding and that specify all significant terms, including fixed or minimum services to be used, fixed, minimum or variable price provisions, and the approximate timing of the actions under the contracts. They do not include obligations under agreements that we can cancel without a significant penalty.

Details of commitments

As of December 31, 2023	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
	$ in thousands
Lease agreement	63,349	11,107	19,647	15,046	17,548
License and collaboration agreements	13,480	1,400	2,800	2,800	6,480
Clinical & Research and Development agreements	71	71	-	-	-
IT licensing agreements	319	233	86	-	-
State Guaranteed loan « PGE »	14,057	5,107	8,950	-	-
EIB loan	22,100	-	-	-	22,100
Bpifrance's advance	1,910	-	-	433	1,477
Total contractual obligations	115,286	17,918	31,483	18,279	47,606

Obligations under the terms of license and collaboration agreements

We have entered into various license agreements with third parties that subject us to certain fixed license fees, as well as fees based on future events, such as research and sales milestones.

We also have collaboration agreements whereby we are obligated to pay royalties and milestone payments based on future events that are uncertain and therefore they are not included in the table above.

Obligations under the terms of Clinical & Research agreements

We have entered into clinical and research agreements where we are obligated to pay for services to be provided in the next years regarding our research collaboration agreements, clinical trials and translational research projects.

Obligations under the terms of IT licensing agreements

We have entered into an IT licensing agreement and have related obligations to pay licensing fees.